Restricted Bank Balance, Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2024
Restricted Bank Balance, Cash and Cash Equivalents [Abstract]
Restricted Bank Balance, Cash and Cash Equivalents
10	Restricted Bank Balance, Cash and Cash Equivalents

	2024	2023

Cash in hand	26,560	15,065
Balances in current accounts	28,819,186	28,399,437
	28,845,746	28,414,502
The above consist of the following:
Non-current
Restricted bank balance (Note 15)	8,500,000	8,500,000
	8,500,000	8,500,000
Current
Cash and cash equivalents	13,447,206	7,718,655
Restricted bank balance	6,898,540	12,195,847
	20,345,746	19,914,502

As of December 31, 2024, restricted bank balances include USD 8,500,000 (2023: USD 8,500,000) held in the Liquidity account, USD 6,898,540 (2023: USD 7,195,790) held in the Debt Service Retention account, nil (2023: 5,000,057) is held in the Escrow account. The amount in the Escrow account, purposed to pay the SEC settlement charge, was paid on January 3, 2024 (Note 18).

In December 2023, two former directors of the Group transferred USD 200,000 (USD 100,000 each) to the Escrow account from their personal account to pay the SEC settlement charge. These balances are not available for use by the Group and was not recognized as asset.

A first priority pledge over the balances in the Earnings account, Liquidity account, and Debt Service Retention account is held as security under the Bond Terms.

Significant non-cash transactions

The Group recorded trade and accounts payables of USD 21,416,246 due to property, plant and equipment suppliers as at December 31, 2023 for additions of capital work in progress during the year. There were no significant non-cash transactions in 2024.